                                                                      Exhibit 99

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
 13-Oct-99

           Collection Period                                                       02-Sep-99   to  01-Oct-99
           Determination Date                                                      07-Oct-99
           Distribution Date                                                       13-Oct-99

Available Amounts
-----------------

           Scheduled Payments plus Payaheads, net of Excluded Amounts             12,397,362.67
           Prepayment Amounts                                                        619,226.00
           Recoveries                                                                      0.00
           Investment Earnings on Collection Account and Reserve Fund                 17,160.19
           Late Charges                                                                5,102.07
           Servicer Advances                                                       1,570,907.52

           Total Available Amounts                                                14,609,758.45
           -----------------------                                                -------------


Payments on Distribution Date
-----------------------------

    (A)**  Trustee Fees (only applicable pursuant to an Event of Default)                  0.00

       (A) Unreimbursed Servicer Advances to the Servicer                                  0.00

       (B) Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer            0.00

       (C) Interest due to Class A-1 Notes                                           248,463.39

       (D) Interest due to Class A-2 Notes                                           292,282.57

       (E) Interest due to Class A-3 Notes                                           620,095.82

       (F) Interest due to Class A-4 Notes                                           146,800.09

       (G) Interest due to Class B Notes                                              46,869.58

       (H) Interest due to Class C Notes                                              41,618.90

       (I) Interest due to Class D Notes                                              29,539.11

       (J) Class A-1 Principal Payment Amount                                     13,184,089.00

       (K) Class A-2 Principal Payment Amount                                              0.00

       (L) Class A-3 Principal Payment Amount                                              0.00

       (M) Class A-4 Principal Payment Amount                                              0.00

       (N) Class B Principal Payment Amount                                                0.00

       (O) Class C Principal Payment Amount                                                0.00

       (P) Class D Principal Payment Amount                                                0.00

       (Q) Additional Principal to Class A-2 Notes                                         0.00

       (R) Additional Principal to Class A-3 Notes                                         0.00

       (S) Additional Principal to Class A-4 Notes                                         0.00

       (T) Additional Principal to Class B Notes                                           0.00

       (U) Additional Principal to Class C Notes                                           0.00

       (V) Additional Principal to Class D Notes                                           0.00

       (W) Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                0.00

       (X) Deposit to the Reserve Fund                                                     0.00

       (Y) Excess to Certificateholder                                                     0.00

           Total distributions to Noteholders and Certificateholders              14,609,758.45
           ---------------------------------------------------------              -------------

Monthly Report - Schedules
 13-Oct-99

Trustee Fees, in Event of Default only
--------------------------------------

           Trustee fees due on Distribution Date                                               0.00


Unreimbursed Servicer Advances
------------------------------

           Unreimbursed Servicer Advances                                                      0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

     (i)   Servicing Fee Percentage                                                           0.40%
     (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period          316,681,385.35
     (iii) Servicing Fee (((i) / 12) x (ii))                                                   0.00
     (iv)  Servicing Fee accrued but not paid in prior periods                                 0.00
           Total Servicing Fee due and accrued ((iii) + (iv))                                  0.00
           Servicing Fee carried forward                                                       0.00

           Monthly Servicing Fee distributed                                                   0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                        60,258,503.76
           Class A-1 Interest Rate                                                         4.94795%
           Number of days in Accrual Period                                                      30
           Current Class A-1 interest due                                                248,463.39
           Class A-1 interest accrued but not paid in prior periods                            0.00
           Total Class A-1 interest due                                                  248,463.39
           Class A-1 interest carried forward                                                  0.00

           Class A-1 interest distribution                                               248,463.39

Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                        66,680,434.00
           Class A-2 Interest Rate                                                            5.26%
           Current Class A-2 interest due                                                292,282.57
           Class A-2 interest accrued but not paid in prior periods                            0.00
           Total Class A-2 interest due                                                  292,282.57
           Class A-2 interest carried forward                                                  0.00

           Class A-2 interest distribution                                               292,282.57

Class A-3 Interest Schedule
---------------------------

           Opening Class A-3 principal balance                                       135,293,633.00
           Class A-3 Interest Rate                                                            5.50%
           Current Class A-3 interest due                                                620,095.82
           Class A-3 interest accrued but not paid in prior periods                            0.00
           Total Class A-3 interest due                                                  620,095.82
           Class A-3 interest carried forward                                                  0.00

           Class A-3 interest distribution                                               620,095.82

Class A-4 Interest Schedule
---------------------------

           Opening Class A-4 principal balance                                        31,345,216.00
           Class A-4 Interest Rate                                                            5.62%
           Current Class A-4 interest due                                                146,800.09
           Class A-4 interest accrued but not paid in prior periods                            0.00
           Total Class A-4 interest due                                                  146,800.09
           Class A-4 interest carried forward                                                  0.00

           Class A-4 interest distribution                                               146,800.09

Monthly Report - Schedules
 13-Oct-99

Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                        9,663,831.00
           Class B Interest Rate                                                                           5.82%
           Current Class B interest due                                                                46,869.58
           Class B interest accrued but not paid in prior periods                                           0.00
           Total Class B interest due                                                                  46,869.58
           Class B interest carried forward                                                                 0.00

           Class B interest distribution                                                               46,869.58


Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                        7,731,065.00
           Class C Interest Rate                                                                           6.46%
           Current Class C interest due                                                                41,618.90
           Class C interest accrued but not paid in prior periods                                           0.00
           Total Class C interest due                                                                  41,618.90
           Class C interest carried forward                                                                 0.00

           Class C interest distribution                                                               41,618.90


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                        3,865,532.00
           Class D Interest Rate                                                                           9.17%
           Current Class D interest due                                                                29,539.11
           Class D interest accrued but not paid in prior periods                                           0.00
           Total Class D interest due                                                                  29,539.11
           Class D interest carried forward                                                                 0.00

           Class D interest distribution                                                               29,539.11


Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                  May 15, 2000
     (i)   Opening Class A-1 principal balance                                                     60,258,503.76
     (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance            316,681,385.35
     (iii) ADCB as of last day of the Collection Period                                           303,391,482.03
     (iv)  Monthly Principal Amount ((ii) - (iii))                                                 13,289,903.32
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                          13,289,903.32
           Class A-1 Principal Payment Amount distribution                                         13,184,089.00

           Class A-1 Principal Balance after current distribution                                  47,074,414.76

Class A Principal Payment Amount
--------------------------------

     (i)   Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                  233,319,283.00
     (ii)  Class A Target Investor Principal Amount (90.9583% * ending ADCB)                      275,959,734.40
           Class A Principal Payment Amount                                                                 0.00
           Funds available for distribution                                                                 0.00

Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                     66,680,434.00
           Class A-2 Principal Payment Amount distribution                                                  0.00

           Class A-2 principal balance after current distribution                                  66,680,434.00

Class A-3 Principal Schedule
----------------------------

           Opening Class A-3 principal balance                                                    135,293,633.00
           Class A-3 Principal Payment Amount distribution                                                  0.00

           Class A-3 principal balance after current distribution                                 135,293,633.00

Monthly Report - Schedules
     13-Oct-99

Class A-4 Principal Schedule
----------------------------

Heller Equipment Asset Receivable Trust 1999-1
-------------------------------------------------------------------------------
Heller Financial Inc.

           Opening Class A-4 principal balance                                                     31,345,216.00
           Class A-4 Principal Payment Amount distribution                                                  0.00

           Class A-4 principal balance after current distribution                                  31,345,216.00

Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                        9,663,831.00
           Class B Target Investor Principal Amount (3.7674% * ending ADCB)                        11,429,970.69
           Class B Floor                                                                           (6,144,063.04)
           Class B Principal Payment Amount due                                                             0.00
           Class B Principal Payment Amount distribution                                                    0.00

           Class B principal balance after current distribution                                     9,663,831.00

Class C Principal Schedule
--------------------------

           Opening Class C principal balance                                                        7,731,065.00
           Class C Target Investor Principal Amount (3.0139% * ending ADCB)                         9,143,915.88
           Class C Floor                                                                           (1,389,457.97)
           Class C Principal Payment Amount due                                                             0.00
           Class C Principal Payment Amount distribution                                                    0.00

           Class C principal balance after current distribution                                     7,731,065.00

Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                        3,865,532.00
           Class D Target Investor Principal Amount (1.5070% * ending ADCB)                         4,572,109.63
           Class D Floor                                                                               79,443.95
           Class D Principal Payment Amount due                                                             0.00
           Class D Principal Payment Amount distribution                                                    0.00

           Class D principal balance after current distribution                                     3,865,532.00

Additional Principal Schedule
-----------------------------

           Floors applicable (Yes/No)                                                                         No
           Monthly Principal Amount                                                                13,289,903.32
           Sum of Principal Payments payable on all classes                                        13,289,903.32
           Additional Principal payable                                                                     0.00
           Additional Principal available, if payable                                                       0.00

           Class A-2 Additional Principal allocation                                                        0.00
           Class A-2 principal balance after current distribution                                  66,680,434.00

           Class A-3 Additional Principal allocation                                                        0.00
           Class A-3 principal balance after current distribution                                 135,293,633.00

           Class A-4 Additional Principal allocation                                                        0.00
           Class A-4 principal balance after current distribution                                  31,345,216.00

           Class B Additional Principal allocation                                                          0.00
           Class B principal balance after current distribution                                     9,663,831.00

           Class C Additional Principal allocation                                                          0.00
           Class C principal balance after current distribution                                     7,731,065.00

           Class D Additional Principal allocation                                                          0.00
           Class D principal balance after current distribution                                     3,865,532.00

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Schedules
 13-Oct-99

Monthly Servicing Fee Schedule, If Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
   (i)     Servicing Fee Percentage                                                                        0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                       316,681,385.35
   (iii)   Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                 105,560.46
   (iv)    Servicing Fee accrued but not paid in prior periods                                        109,239.45
           Total Servicing Fee due and accrued ( (iii) + (iv) )                                       214,799.91
           Servicing Fee carried forward                                                              214,799.91

           Monthly Servicing Fee distributed                                                                0.00

Reserve Fund Schedule
---------------------

           ADCB as of the end of the Collection Period                                            303,391,482.03
           Required Reserve Amount (ending ADCB * 0.70%)                                            2,123,740.37
           Prior month Reserve Fund balance                                                         1,065,261.71
           Deposit to Reserve Fund - excess funds                                                           0.00
           Interim Reserve Fund Balance                                                             1,065,261.71
           Current period draw on Reserve Fund for Reserve Interest Payments                                0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                               0.00
           Excess to Certificateholder                                                                      0.00
           Ending Reserve Fund balance                                                              1,065,261.71

           Reserve Fund balance as a percentage of ADCB as of the end of the
           Collection Period                                                                               0.35%

Monthly Report - Note Factors
 13-Oct-99

           Class A-1
           ---------
           Class A-1 principal balance                                                           47,074,414.76
           Initial Class A-1 principal balance                                                  130,040,761.00

           Note factor                                                                             0.361997380

           Class A-2
           ---------
           Class A-2 principal balance                                                           66,680,434.00
           Initial Class A-2 principal balance                                                   66,680,434.00

           Note factor                                                                             1.000000000

           Class A-3
           ---------
           Class A-3 principal balance                                                          135,293,633.00
           Initial Class A-3 principal balance                                                  135,293,633.00

           Note factor                                                                             1.000000000

           Class A-4
           ---------
           Class A-4 principal balance                                                           31,345,216.00
           Initial Class A-4 principal balance                                                   31,345,216.00

           Note factor                                                                             1.000000000

           Class B
           -------
           Class B principal balance                                                              9,663,831.00
           initial Class B principal balance                                                      9,663,831.00

           Note factor                                                                             1.000000000

           Class C
           -------
           Class C principal balance                                                              7,731,065.00
           Initial Class C principal balance                                                      7,731,065.00

           Note factor                                                                             1.000000000

           Class D
           -------
           Class D principal balance                                                              3,865,532.00
           Initial Class D principal balance                                                      3,865,532.00

           Note factor                                                                             1.000000000

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Additional Schedules and Limitations
 13-Oct-99

Cumulative Loss Amount Schedule
-------------------------------
   (i)     Outstanding Principal Amount of the Notes as of the preceding Distribution Date              314,838,214.76
   (ii)    Overcollateralization Balance as of the preceding Distribution Date                            1,843,170.59
   (iii)   Monthly Principal Amount                                                                      13,289,903.32
   (iv)    Available Amounts remaining after the payment of interest                                     13,184,089.00
   (v)     ADCB as of the end of the Collection Period                                                  303,391,482.03
           Cumulative Loss Amount                                                                           105,814.32

Class B Floor Calculation
-------------------------

           Class B Floor percentage                                                                               1.86%
           Initial ADCB                                                                                 386,553,237.98
           Cumulative Loss Amount for current period                                                        105,814.32
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and
           Overcollateralization Balance                                                                 13,439,767.59
           Class B Floor                                                                                 (6,144,063.04)

Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                                              1.09%
           Initial ADCB                                                                                 386,553,237.98
           Cumulative Loss Amount for current period                                                        105,814.32
           Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance         5,708,702.59
           Class C Floor                                                                                 (1,389,457.97)

Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                                              0.47%
           Initial ADCB                                                                                 386,553,237.98
           Cumulative Loss Amount for current period                                                        105,814.32
           Overcollateralization Balance                                                                  1,843,170.59
           Class D Floor                                                                                     79,443.95

Heller Financial, Inc. is the Servicer (Yes/No)                                                                    Yes

An Event of Default has occurred  (Yes/No)                                                                          No

10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                                 386,553,237.98

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                         0.00
           Percentage of Substitute Contracts replacing materially modified contracts                             0.00%

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                     No

5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payment modifications                                            0.00%
           The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB
           (Yes/No)                                                                                                 No
           Any Skipped Payments have been deferred later than January 1, 2006                                      N/A

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Pool Data
 13-Oct-99

Pool Data
---------
           ADCB as of the first day of the Collection Period                                                316,681,385.35
           ADCB as of the last day of the Collection Period                                                 303,391,482.03

           DCB as of the first day of the Collection Period of Contracts
           that became Defaulted Contracts                                                                      335,526.31
           Number of Contracts that became Defaulted Contracts during the period                                         2
           Defaulted Contracts as a percentage of ADCB (annualized)                                                   1.33%

           DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts           586,382.75
           Number of Prepaid Contracts as of the last day of the Collection Period                                       9

           DCB of Contracts as of the last day of the Collection Period that
           were added as Substitute Contracts                                                                         0.00
           Number of Substitute Contracts as of the last day of the Collection Period                                    0

          DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                 0.00
          Number of Warranty Contracts as of the last day of the Collection Period                                       0

           Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period           0.00

           Cumulative Servicer Advances paid by the Servicer                                                  6,425,197.69
           Cumulative reimbursed Servicer Advances                                                            4,854,290.17


Delinquencies and Losses                                                                                      Dollars       Percent
------------------------                                                                                      -------       -------

           Current                                                                                          286,038,194.08   94.28%
           31-60 days past due                                                                                5,395,621.41    1.78%
           61-90 days past due                                                                                8,706,021.07    2.87%
           Over 90 days past due                                                                              3,251,645.47    1.07%
                                                                                                            --------------  -------
           Total                                                                                            303,391,482.03  100.00%

           31+ days past due                                                                                 17,353,287.95    5.72%

     (i)   Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                             978,091.65
     (ii)  Cumulative Recoveries realized on Defaulted Contracts                                                242,737.63
           Cumulative net losses to date ( (i) - (ii) )                                                         735,354.02
           Cumulative net losses as a percentage of the initial ADCB                                                 0.19%